Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,685,288 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$482,720,228
Aggregate Outstanding Principal Balance – Treasury Bill	$24,227,150
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.02%
Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	$423,192,179
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	87.67%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$35,300,898
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.31%
Number of Borrowers	14,119
Average Outstanding Principal Balance Per Borrower	$34,189
Number of Loans	26,016
Average Outstanding Principal Balance Per Loan – Treasury Bill	$45,885
Average Outstanding Principal Balance Per Loan – One-Month LIBOR(1)	$17,161
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$42,634
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	4.87%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,536	$72,792,120	15.1%
3.01% to 3.50%	6,509	82,483,768	17.1
3.51% to 4.00%	4,936	78,118,644	16.2
4.01% to 4.50%	4,641	80,140,201	16.6
4.51% to 5.00%	1,017	23,802,417	4.9
5.01% to 5.50%	432	10,658,043	2.2
5.51% to 6.00%	300	9,000,535	1.9
6.01% to 6.50%	274	10,822,470	2.2
6.51% to 7.00%	407	12,200,975	2.5
7.01% to 7.50%	187	7,024,699	1.5
7.51% to 8.00%	336	15,707,741	3.3
8.01% to 8.50%	1,246	66,413,140	13.8
Equal to or greater than 8.51%	195	13,555,475	2.8
Total	26,016	$482,720,228	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,655	$6,125,688	1.3%
$5,000.00-$ 9,999.99	2,145	15,744,833	3.3
$10,000.00-$14,999.99	1,654	20,483,217	4.2
$15,000.00-$19,999.99	1,177	20,491,340	4.2
$20,000.00-$24,999.99	974	21,792,853	4.5
$25,000.00-$29,999.99	843	23,126,586	4.8
$30,000.00-$34,999.99	701	22,751,191	4.7
$35,000.00-$39,999.99	546	20,403,191	4.2
$40,000.00-$44,999.99	448	19,016,867	3.9
$45,000.00-$49,999.99	387	18,405,355	3.8
$50,000.00-$54,999.99	317	16,649,470	3.4
$55,000.00-$59,999.99	292	16,775,652	3.5
$60,000.00-$64,999.99	186	11,620,594	2.4
$65,000.00-$69,999.99	180	12,119,547	2.5
$70,000.00-$74,999.99	166	12,009,725	2.5
$75,000.00-$79,999.99	136	10,530,368	2.2
$80,000.00-$84,999.99	115	9,428,083	2.0
$85,000.00-$89,999.99	106	9,288,340	1.9
$90,000.00-$94,999.99	94	8,685,569	1.8
$95,000.00-$99,999.99	68	6,653,839	1.4
$100,000.00 and above	929	180,617,919	37.4

Total	14,119	$482,720,228	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	24,056	$427,634,876	88.6%
31-60 days	667	19,734,637	4.1
61-90 days	367	11,059,598	2.3
91-120 days	262	6,201,567	1.3
121-150 days	228	5,700,503	1.2
151-180 days	140	3,790,206	0.8
181-210 days	73	2,527,038	0.5
Greater than 210 days	223	6,071,802	1.3

Total	26,016	$482,720,228	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	359	$84,215	*
4 to 12	989	732,435	0.2%
13 to 24	1,266	3,158,468	0.7
25 to 36	1,240	4,940,689	1.0
37 to 48	1,092	4,970,995	1.0
49 to 60	2,528	12,494,451	2.6
61 to 72	1,445	10,100,002	2.1
73 to 84	1,191	10,825,188	2.2
85 to 96	1,334	15,102,875	3.1
97 to 108	1,188	16,340,631	3.4
109 to 120	3,169	46,596,115	9.7
121 to 132	1,999	39,488,727	8.2
133 to 144	1,554	36,333,152	7.5
145 to 156	1,492	41,398,485	8.6
157 to 168	1,131	33,605,312	7.0
169 to 180	952	33,552,975	7.0
181 to 192	671	26,409,006	5.5
193 to 204	476	18,700,027	3.9
205 to 216	327	14,207,125	2.9
217 to 228	279	12,603,176	2.6
229 to 240	233	11,146,418	2.3
241 to 252	150	8,215,383	1.7
253 to 264	117	4,450,355	0.9
265 to 276	108	5,561,101	1.2
277 to 288	83	4,620,947	1.0
289 to 300	155	14,255,841	3.0
301 to 312	321	33,425,041	6.9
313 to 324	29	2,321,608	0.5
325 to 336	21	1,952,772	0.4
337 to 348	22	1,845,256	0.4
349 to 360	49	9,164,819	1.9
361 and above	46	4,116,638	0.9

Total	26,016	$482,720,228	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	604	$13,244,282	2.7%
Forbearance(1)	1,804	48,097,168	10.0
Repayment
First year in repayment	169	13,157,704	2.7
Second year in repayment	172	10,178,040	2.1
Third year in repayment	194	9,290,511	1.9
More than 3 years in repayment	23,073	388,752,523	80.5

Total	26,016	$482,720,228	100.0%

(1) Of the trust student loans in forbearance status, approximately 93 loans with an aggregate outstanding principal balance of $2,145,894, representing 0.44% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 157.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.7	-	206.6
Forbearance	-	12.9	201.0
Repayment	-	-	165.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $13,244,282 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $8,268,321 or approximately 62.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	239	$3,692,571	0.8%
Alaska	32	457,176	0.1
Arizona	580	13,137,049	2.7
Arkansas	171	3,479,353	0.7
California	2,774	55,832,608	11.6
Colorado	461	7,716,861	1.6
Connecticut	364	4,798,102	1.0
Delaware	94	2,432,853	0.5
District of Columbia	98	1,952,406	0.4
Florida	2,087	43,359,692	9.0
Georgia	805	19,811,277	4.1
Hawaii	111	1,961,807	0.4
Idaho	100	2,816,695	0.6
Illinois	988	16,772,809	3.5
Indiana	677	10,022,279	2.1
Iowa	82	1,452,367	0.3
Kansas	421	5,541,284	1.1
Kentucky	214	3,646,803	0.8
Louisiana	843	14,009,814	2.9
Maine	75	1,358,919	0.3
Maryland	571	11,011,272	2.3
Massachusetts	604	8,938,772	1.9
Michigan	548	11,487,518	2.4
Minnesota	257	5,829,082	1.2
Mississippi	236	5,099,727	1.1
Missouri	526	8,082,835	1.7
Montana	64	1,060,032	0.2
Nebraska	29	466,431	0.1
Nevada	167	3,038,330	0.6
New Hampshire	126	2,305,037	0.5
New Jersey	675	11,761,728	2.4
New Mexico	78	928,149	0.2
New York	1,704	31,148,206	6.5
North Carolina	635	12,300,013	2.5
North Dakota	20	283,581	0.1
Ohio	1,305	26,286,473	5.4
Oklahoma	515	8,094,706	1.7
Oregon	412	6,948,874	1.4
Pennsylvania	870	15,289,388	3.2
Rhode Island	60	1,055,454	0.2
South Carolina	295	7,438,650	1.5
South Dakota	34	476,004	0.1
Tennessee	538	11,902,706	2.5
Texas	2,360	39,614,572	8.2
Utah	99	2,079,227	0.4
Vermont	43	622,851	0.1
Virginia	652	12,281,944	2.5
Washington	689	10,255,632	2.1
West Virginia	122	1,608,112	0.3
Wisconsin	240	4,023,933	0.8
Wyoming	35	595,320	0.1
Other	291	6,152,945	1.3
Total	26,016	$482,720,228	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	13,549	$205,973,285	42.7%
Other Repayment Options(1)	9,514	169,965,204	35.2
Income-driven Repayment(2)	2,953	106,781,739	22.1
Total	26,016	$482,720,228	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 127 loans with an aggregate outstanding principal balance of $6,761,623 currently in an interest-only period.  These interest-only loans represent approximately 1.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	12,509	$178,777,761	37.0%
Unsubsidized	13,507	303,942,466	63.0

Total	26,016	$482,720,228	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	60	$3,988,958	0.8%
October 1, 1993 through June 30, 2006	25,956	478,731,270	99.2
July 1, 2006 and later	0	0	0.0

Total	26,016	$482,720,228	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	890	$13,300,186	2.8%
College Assist	7	379,062	0.1
Educational Credit Management Corporation	2,144	30,685,286	6.4
Florida Off Of Student Fin'l Assistance	643	8,001,077	1.7
Great Lakes Higher Education Corporation	13,044	282,977,267	58.6
Kentucky Higher Educ. Asst. Auth.	597	7,857,164	1.6
Michigan Guaranty Agency	282	4,245,102	0.9
Oklahoma Guaranteed Stud Loan Prog	426	6,090,415	1.3
Pennsylvania Higher Education Assistance Agency	2,191	31,201,021	6.5
Texas Guaranteed Student Loan Corp	5,792	97,983,648	20.3
Total	26,016	$482,720,228	100.0%